UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-04605

First Opportunity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: March 31

Date of Reporting Period: September 30, 2012

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

First Opportunity Fund, Inc.	Letter from the Advisers
September 30, 2012 (Unaudited)

Dear Stockholders:

After years of listening to music at less than safe volumes, I recently decided to test my hearing. One of the tests simply required listening for and responding to a sound when played. The trick being that the sound would be played against a varying amount of background noise. As the test progressed, the background noise would increase in volume making it progressively more difficult to hear the sound when played. Fast-forward to today and we are in a market environment eerily similar to this hearing test. This is an uncertain market environment and every day we are inundated with a dizzying array of new and often conflicting data points on everything from the European sovereign debt crisis to the US presidential election. Amongst all of this noise and uncertainty, it is easy for an investor to lose focus and become distracted by the latest bit of information in the news. In times such as these, we believe it is of utmost importance to step back, focus on one’s core investment philosophy and filter out the background noise.

Our investment philosophy is simple: buy good businesses at attractive valuations. To accomplish this, we employ a disciplined, research driven, bottom-up investment process. We do not ignore macroeconomic trends and developments, but we do our best to prevent them from distracting us from the business specific reasons to invest in a company. In the end, we believe it is a much easier proposition to understand and value a business than predict the short-term path of the global economy.

Over the six month period ending September 30, 2012, we believe our commitment to this philosophy and process enabled us to take advantage of multiple attractive investment opportunities and helped drive strong performance for the First Opportunity Fund, Inc. (the “Fund”). For the period, the Fund generated a solid absolute return of 5.6% on net assets, which compares favorably to the Fund’s benchmarks. Over the same period, the S&P 500 generated a 3.4% return, the Dow Jones Industrial Average (“DJIA”) generated a 3.1% return and the NASDAQ Composite generated a 1.5% return. The Fund’s strong absolute performance and outperformance relative to the S&P 500 and its other benchmarks for the six month period is highlighted in the below table.

	3 mos.	6 mos.	One Year	Three Years*	Five Years*	Ten Years*	Since June 2010**

FOFI (NAV)	7.3%	5.6%	18.5%	8.9%	-3.9%	6.4%	8.7%

FOFI (Market)	8.1%	8.5%	26.7%	6.3%	-6.2%	5.8%	9.1%

S&P 500 Index	6.4%	3.4%	30.2%	13.2%	1.1%	8.0%	15.1%

DJIA	5.0%	3.1%	26.5%	14.5%	2.2%	8.6%	15.9%

NASDAQ Composite	6.5%	1.5%	30.6%	14.9%	4.0%	11.2%	16.1%

*	Annualized

**	Annualized since June 1, 2010, when the current Advisers became investment advisers to the Fund.

Semi-Annual Report | September 30, 2012	1

Letter from the Advisers	First Opportunity Fund, Inc.
September 30, 2012 (Unaudited)

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the Dow Jones Industrial Average (DJIA) and the NASDAQ Composite include reinvested dividends and distributions. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

A key contributor to the Fund’s performance on an absolute and relative basis for the 6 month period was the Fund’s position in the hedge fund Wolf Creek Investors (Bermuda), L.P. (“Wolf Creek”). The large contribution from the Wolf Creek position was driven by its large weight as it accounted for roughly 16.6% of the total portfolio at period end as well as from its 4.25% return during the period. While Wolf Creek accounts for a large percentage of total holdings, we remain comfortable with the current position.

Another key contributor to performance on an absolute and relative basis was the Fund’s combined position in the common shares and American Depository Receipts (ADRs) of Sanofi, which collectively accounted for roughly 3.5% of the Fund’s total assets at period end. For the period, Sanofi’s common shares and ADRs generated total returns of 13.6% and 19.9%, respectively. We would like to highlight that the Fund’s position in Sanofi increased throughout the period as we opportunistically added to the position on a material pullback in the share’s price. While Sanofi has been a solid performer for the Fund over the last several months, we continue to view the name favorably and are comfortable with the Fund’s current position for a variety of reasons. In general, we believe Sanofi’s shares remain attractively valued and do not fully reflect the company’s strong free cash flow generation, operational improvements and potential growth from a solid product portfolio and pipeline.

Other key contributors for the period were the Fund’s equity positions in JPMorgan Chase & Company, Cisco Systems, Inc. and Wells Fargo & Company. Similar to Sanofi, all of these positions were either added to or initiated in the Fund during the six month period ending September 30, 2012. In general, we believe all of these are high quality businesses that were purchased at attractive discounts to our estimates of their intrinsic values. While we expect each of these positions to be strong contributors to performance over the long-run, we were pleased with their early strong performances. For the period, JPMorgan Chase generated a total return 15.9%, Cisco Systems generated a 12.6% total return and Wells Fargo generated a 5.6% total return. By period end, each of these companies became core holdings for the Fund as JPMorgan Chase accounted for roughly 4.4% of the Fund’s total assets, Cisco Systems accounted for roughly 4.3% and Wells Fargo accounted for roughly 4.0%.

On the other end of the spectrum, a key detractor to the Fund’s performance on an absolute and relative basis was the Fund’s hedge fund position in J. Caird Partners, L.P. (“J. Caird”). J. Caird accounted for roughly 6.1% of the total portfolio at period end and generated a negative 10.7% return for the period. For a variety of reasons including lackluster performance, we have since redeemed J.Caird and another hedge fund position, North River Investors (Bermuda), L.P. (“North River”).

Additional positions that detracted from performance were the Fund’s positions in Pengrowth Energy Corporation and Alliance Bernstein Holding, LP, which generated returns of a negative 32.4% and a negative 22.3% for the period respectively. It is important to note that both of these positions, along with several other positions, were sold out of the Fund during the period. While there were many different reasons for selling out of these positions, the common thread was their less attractive

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First Opportunity Fund, Inc.	Letter from the Advisers
September 30, 2012 (Unaudited)

investment profile to us relative to other opportunities available in the market. As a result, the Fund used the proceeds from these sale transactions along with available cash to fund the purchase of investments we felt had more attractive return profiles, such as Sanofi, JPMorgan Chase, Wells Fargo and Cisco Systems.

Two other positions that detracted from the Fund’s performance for the period were Republic Services, Inc. and Transocean, Ltd. For the period, Republic Services generated a total return of negative 8.5% and accounted for roughly .3% of the Fund’s total assets at period end. Transocean generated a total return of negative 17.9% for the period and accounted for roughly .1% of the Fund’s total assets at period end. While the poor performance over the period for each position is disappointing, we remain comfortable with both of the positions as we believe they continue to represent attractive investment opportunities.

In the end, we are pleased with the Fund’s solid performance on both an absolute and relative basis for the six month period ending September 30, 2012. Despite an uncertain market environment, we were able to filter out the background noise, maintain our investment discipline and take advantage of what we believe to be attractive long-term investment opportunities. However, we recognize there is always room for improvement. Since joining Rocky Mountain Advisers, LLC (the “Adviser”) in February of this year, one of my priorities has been to find ways to better provide the Fund’s stockholders with greater insight into the Adviser and the Fund. As a result, we will be implementing a couple of initiatives over the next several months aimed at accomplishing this goal. These initiatives will not be particularly ground breaking in nature as they include such things as website improvements and more insightful stockholder letters, but our hope is they will provide the Fund’s current and future potential stockholders with a better understanding of our investment philosophy and process. As part of this, we would also encourage stockholders to let us know if there are any topics you would like us to address in future stockholder letters.

Finally, I would like to thank Nick Adams and his team at Wellington Management Company, LLP (“Wellington”) for all their hard work in managing the portion of the Fund’s assets referred to as the “legacy portfolio”. As a refresher for our stockholders, the legacy portfolio accounts for approximately 20.5% of the Fund’s assets and primarily consists of securities in banks and thrifts. It is managed by Wellington pursuant to a sub-advisory agreement that will expire on December 31, 2012. Upon expiration of the sub-advisory agreement, management of the legacy portfolio will be transitioned to the existing Advisers of Rocky Mountain Advisers, LLC and Stewart Investment Advisers, LLC. We hold Nick and his team in high regard and are grateful for their contributions to the Fund.

In the meantime, I would like to wish you a safe and happy holiday season and I look forward to writing you again soon.

Sincerely,

Brendon Fischer, CFA®

Portfolio Manager

November 15, 2012

Semi-Annual Report | September 30, 2012	3

Letter from the Advisers	First Opportunity Fund, Inc.
September 30, 2012 (Unaudited)

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on Investments in Hedge Funds. The Fund’s investment advisers feel it is important that stockholders be aware that the Fund has highly concentrated positions in certain hedge funds and may take concentrated positions in other securities. Concentrating investments in a fewer number of securities (including investments in hedge funds) may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities. For example, the value of the Fund’s net assets will fluctuate significantly based on the fluctuation in the value of the hedge funds in which it invests. In addition, investments in hedge funds can be highly volatile and may subject investors to heightened risk and higher operating expenses than another closed-end fund with a different investment focus.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For longterm stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on the Fund’s Possible Use of Leverage. Fund management and the Fund’s Board of Directors are considering leverage options for the Fund, including borrowing through a credit facility. The Fund may utilize leverage to seek to enhance the returns for its stockholders over the long term; however, this objective may not be achieved in all interest rate and investment environments. Leverage creates certain risks for stockholders, including the likelihood of greater volatility of the Fund’s NAV and market price. In the event the Fund utilizes leverage there are other risks associated with borrowing through a line of credit, including, but not limited to risks associated with purchasing securities on margin. In addition, borrowing would increase costs to the Fund, subject the Fund to contractual restrictions on its operations and require the Fund to maintain certain asset coverage ratios on any outstanding indebtedness. Notwithstanding this, the Board may decide to keep the Fund unlevered if the Board determines that such leverage solutions would be inconsistent with the interests of the Fund’s stockholders.

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First Opportunity Fund, Inc.	Financial Data
September 30, 2012 (Unaudited)

	Net Asset Value	Per Share of Common Stock Market Price	Dividend Paid
3/31/12	$ 9.30	$ 7.05	$ 0.00

4/30/12	9.24	7.35	0.00

5/31/12	8.92	7.00	0.00

6/30/12	9.15	7.08	0.00

7/31/12	9.22	7.07	0.00

8/31/12	9.47	7.14	0.00

9/30/12	9.82	7.65	0.00

Investments as a % of Net Assets

Semi-Annual Report | September 30, 2012	5

Consolidated Portfolio of Investments	First Opportunity Fund, Inc.
September 30, 2012 (Unaudited)

Shares	Description	Value (Note 2)

LONG TERM INVESTMENTS (95.7%)
DOMESTIC COMMON STOCKS (41.8%)
Banks & Thrifts (11.5%)
41,290	Alliance Bankshares Corp.*	$187,044
406,400	AmeriServ Financial, Inc.*	1,158,240
29,289	Bank of Commerce Holdings	132,093
45,500	Bank of Virginia*	34,307
35,498	Carolina Trust Bank*	85,195
340,815	CCF Holding Co.*(a)	57,939
43,644	Central Valley Community Bancorp*	354,826
12,300	Citizens & Northern Corp.	241,203
60,000	Community Bank*(b)(c)(d)	6,782,400
65,566	Eastern Virginia Bankshares, Inc.*	302,259
4,085	Evans Bancorp, Inc.	64,339
97,200	FC Holdings, Inc.*(b)(c)(d)	–
4,300	First Advantage Bancorp	55,900
39,700	First American International*(b)(c)(d)	834,097
116,276	First Capital Bancorp, Inc.*	290,690
14,321	First Security Group, Inc.*	32,222
66,726	First Southern Bancorp, Inc. - Class B	500,445
193,261	Florida Capital Group*(b)(c)(d)	1,933
8,211	FNB Bancorp	141,229
61,000	Greater Hudson Bank N.A.*	215,330
8,500	Heritage Financial Corp.	127,755
154,350	Heritage Oaks Bancorp*	889,056
36,900	ICB Financial*	166,050
2,323	Katahdin Bankshares Corp.	29,038
126,100	Metro Bancorp, Inc.*	1,597,687
905,600	National Bancshares, Inc.*(b)(c)(d)	235,456
4,000	North Dallas Bank & Trust Co.	120,000
30,400	Oak Ridge Financial Services, Inc.*	145,920
1,900	Old Point Financial Corp.	20,653
44,300	OmniAmerican Bancorp, Inc.*	1,006,939
12,000	Pacific Continental Corp.	107,160
161,090	Pilot Bancshares, Inc.*	259,355
190,540	Republic First Bancorp, Inc.*	394,418
4,500	Shore Bancshares, Inc.	27,090
83,814	Southern First Bancshares, Inc.*	750,973
79,900	Southern National Bancorp of Virginia, Inc.	639,200
302,900	Square 1 Financial, Inc.*(b)(c)(d)	1,862,835
41,122	Valley Commerce Bancorp	426,846
324,189	Wells Fargo & Co.	11,194,246
226,000	Western Liberty Bancorp*	919,820

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First Opportunity Fund, Inc.	Consolidated Portfolio of Investments
September 30, 2012 (Unaudited)

Shares	Description	Value (Note 2)
Banks & Thrifts (continued)
12,404	Xenith Bankshares, Inc.*	$58,299

		32,450,487

Diversified Financial Services (5.7%)
16,241	Affinity Financial Corp.*(b)(c)(d)	–
276,300	Highland Financial Partners, LP*(b)(d)(e)	–
60,000	Independence Financial Group, Inc.*(b)(c)(d)	436,200
303,800	JPMorgan Chase & Co.	12,297,824
125,890	Mackinac Financial Corp.*	956,764
455,100	Ocwen Structured Investments, LLC*(b)(c)(d)	350,427
25,000	South Street Securities Holdings, Inc.*(b)(d)(e)	794,000
47,960	Tiptree Financial*(b)(d)(e)	1,198,041

		16,033,256

Environmental Control (0.3%)
30,000	Republic Services, Inc.	825,300

Healthcare Products & Services (2.2%)
91,800	Johnson & Johnson	6,325,938

Insurance (2.1%)
19,678	Forethought Financial Group, Inc. - Class A*(b)(c)(d)	5,965,976

Mining (4.2%)
300,800	Freeport-McMoRan Copper & Gold, Inc.	11,905,664

Mortgages & REITS (0.7%)
55,000	Coronado First Bank*	517,000
155,504	Newcastle Investment Holdings Corp., REIT*(d)	86,647
87,900	Verde Realty*(b)(c)(d)	1,217,415

		1,821,062

Oil & Gas (0.4%)
30,000	Linn Energy LLC	1,237,200

Pharmaceuticals (0.3%)
20,447	Merck & Co., Inc.	922,160

Pipelines (0.6%)
33,250	Enterprise Products Partners LP	1,782,200

Registered Investment Companies (RICs) (0.4%)
40,000	Cohen & Steers Infrastructure Fund, Inc.	728,800
18,727	RMR Real Estate Income Fund	332,030

		1,060,830

Semi-Annual Report | September 30, 2012	7

Consolidated Portfolio of Investments	First Opportunity Fund, Inc.
September 30, 2012 (Unaudited)

Shares	Description	Value (Note 2)

Retail (0.3%)
10,000	Wal-Mart Stores, Inc.	$738,000

Savings & Loans (7.5%)
34,100	Appalachian Bancshares, Inc.*(d)	–
10,000	Auburn Bancorp, Inc.*	50,000
92,380	Broadway Financial Corp. *(a)	217,093
3,006	Carver Bancorp, Inc.*	11,242
173,522	Central Federal Corp.*	241,196
40,846	CFS Bancorp, Inc.	223,019
12,730	Citizens Community Bank*	61,868
33,500	Eagle Bancorp	359,120
20,200	ECB Bancorp, Inc.	311,686
30,000	Fidelity Federal Bancorp*(d)	186,300
31,254	Georgetown Bancorp, Inc.*	343,169
84,989	Hampden Bancorp, Inc.	1,075,111
22,030	HF Financial Corp.	269,867
47,216	Home Bancorp, Inc.*	849,416
88,948	Home Federal Bancorp, Inc.	1,006,891
42,000	Liberty Bancorp, Inc.	438,900
15,000	Malvern Federal Bancorp, Inc.*	157,350
310,300	MidCountry Financial Corp.*(b)(c)(d)	3,115,412
11,314	Newport Bancorp, Inc.*	167,673
106,998	Ocean Shore Holding Co.	1,438,053
29,100	Old Line Bancshares, Inc.	307,878
79,100	Osage Bancshares, Inc.	819,476
168,810	Pacific Premier Bancorp, Inc.*	1,612,136
165,930	Perpetual Federal Savings Bank(a)	2,364,502
17,500	Privee, LLC*(b)(c)(d)	–
40,650	Redwood Financial, Inc.* (a)	569,100
89,993	River Valley Bancorp(a)	1,522,682
6,300	Royal Financial, Inc.*	23,625
273,079	SI Financial Group, Inc.	3,200,486
11,540	Sound Financial Bancorp, Inc.*	117,591
110,500	Third Century Bancorp*(a)	110,500

		21,171,342

Technology, Hardware & Equipment (4.7%)
638,825	Cisco Systems, Inc.	12,195,169
23,000	Harris Corp.	1,178,060

		13,373,229

Tobacco Products (0.9%)
42,000	Altria Group, Inc.	1,402,380

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First Opportunity Fund, Inc.	Consolidated Portfolio of Investments
September 30, 2012 (Unaudited)

Shares	Description	Value (Note 2)
Tobacco Products (continued)
11,000	Philip Morris International, Inc.	$989,340

		2,391,720

TOTAL DOMESTIC COMMON STOCKS (Cost $136,270,086)		118,004,364

FOREIGN COMMON STOCKS (6.7%)
Banks & Thrifts (0.1%)
5,490	Gronlandsbanken AB	392,717

Food (0.4%)
18,000	Nestle SA	1,134,928

Insurance (0.4%)
11,200	Majestic Capital, Ltd.*	12
6,700	Muenchener Rueckversicherungs AG	1,046,095

		1,046,107

Iron/Steel (0.3%)
9,000	POSCO, ADR	733,860

National Stock Exchange (0.6%)
17,776	NSE India, Ltd.*(b)(c)(d)	1,597,616

Oil & Gas (0.4%)
18,000	Total SA, Sponsored ADR	901,800
8,000	Transocean, Ltd.	359,120

		1,260,920

Pharmaceuticals (3.5%)
24,000	Sanofi	2,046,313
180,300	Sanofi, ADR	7,763,718

		9,810,031

Real Estate (1.0%)
98,000	Cheung Kong Holdings, Ltd.	1,437,004
2,490,000	Midland Holdings, Ltd.	1,480,375

		2,917,379

TOTAL FOREIGN COMMON STOCKS (Cost $19,221,461)		18,893,558

DOMESTIC LIMITED PARTNERSHIPS (22.8%)
	Bay Pond Partners, LP*(b)(c)(d)	47,065,404

Semi-Annual Report | September 30, 2012	9

Consolidated Portfolio of Investments	First Opportunity Fund, Inc.
September 30, 2012 (Unaudited)

Shares	Description	Value (Note 2)
DOMESTIC LIMITED PARTNERSHIPS (continued)
	J. Caird Partners, LP*(b)(c)(d)	$17,134,692

		64,200,096

TOTAL DOMESTIC LIMITED PARTNERSHIPS (Cost $ 56,167,938)		64,200,096

FOREIGN LIMITED PARTNERSHIPS (23.7%)
	Iguazu Master Investors (Cayman), LP, an Iguazu Investors (Cayman), SPC share class*(b)(c)(d)	4,734,776
	North River Investors (Bermuda), LP, a Wellington Management Investors (Bermuda), Ltd. share class*(b)(c)(d)	15,339,448
	Wolf Creek Investors (Bermuda), LP, a Wellington Management Investors (Bermuda), Ltd. share class*(b)(c)(d)	46,680,248

		66,754,472

TOTAL FOREIGN LIMITED PARTNERSHIPS (Cost $ 60,990,788)		66,754,472

DOMESTIC PREFERRED STOCKS (0.6%)
1,600	Maiden Holdings, Ltd., Series C, 14.00%*(b)(d)(e)	1,705,201

TOTAL DOMESTIC PREFERRED STOCKS (Cost $ 1,600,000)		1,705,201

DOMESTIC RIGHTS AND WARRANTS (0.1%)
45,500	Bank of Virginia, Rights, strike price $0.72, Expires 11/6/2012*(d)	–
116,276	First Capital Bancorp, Inc., Warrant, strike price $1.00, Expires 2/8/2022*(d)	88,118
262,296	Flagstar Bancorp, Warrant, strike price $1.00, Expires 1/30/2019*(d)	167,481

		255,599

TOTAL DOMESTIC RIGHTS AND WARRANTS (Cost $ 0)		255,599

TOTAL LONG TERM INVESTMENTS (Cost $ 274,250,273)		269,813,290

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First Opportunity Fund, Inc.	Consolidated Portfolio of Investments
September 30, 2012 (Unaudited)

Shares	Description	Value (Note 2)
SHORT TERM INVESTMENTS (4.3%)
Money Market Funds (4.3%)
5,327,356	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class (7 day Yield 0.010%)	$5,327,356
6,900,000	JPMorgan Prime Money Market Fund (7 day Yield 0.141%)	6,900,000

TOTAL SHORT TERM INVESTMENTS (Cost $12,227,356)		12,227,356

TOTAL INVESTMENTS (100.0%) (Cost $286,477,629)		282,040,646
TOTAL OTHER ASSETS LESS LIABILITIES (0.0%)(f)		68,684

TOTAL NET ASSETS (100.0%)		$282,109,330

*	Non-income producing security.
(a)	Affiliated Company. See Notes to Consolidated Financial Statements.
(b)	Indicates a security which is considered restricted. Also see Notes to Consolidated Financial Statements.
(c)

Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of September 30, 2012, these securities had a total value of $153,354,335 or 54.36% of total net assets.

(d)	Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued securities as of September 30, 2012 was $157,580,123 or 55.86% of total net assets.
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2012 these securities had a total value of $3,697,242 or 1.31% of total net assets.

(f)	Less than 0.05% of total net assets.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i. e., owned by shareholders

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

N.A. - National Association

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

See Accompanying Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2012	11

Consolidated Portfolio of Investments	First Opportunity Fund, Inc.
September 30, 2012 (Unaudited)

Regional Breakdown as a % of Total Net Assets
United States	69.6%

Bermuda	22.0%

France	3.8%

Cayman Islands	1.7%

Hong Kong	1.0%

India	0.6%

Switzerland	0.5%

Germany	0.4%

South Korea	0.3%

Denmark	0.1%

Other Assets and Liabilities	0.0%(a)

(a)	Less than 0.05% of total net assets.

See Accompanying Notes to Consolidated Financial Statements.

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First Opportunity Fund, Inc.	Consolidated Statement of Assets and Liabilities
September 30, 2012 (Unaudited)

ASSETS

Investments:

Investments, at value of Unaffiliated Securities (Cost $282,414,807) (Note 2)	$277,198,830
Investments, at value of Affiliated Securities (Cost $4,062,822) (Notes 2 and 9)	4,841,816

Total Investments, at value	282,040,646
Foreign currency, at value (Cost $175,351)	175,380
Dividends and interest receivable	75,558
Dividends reclaim receivable	57,694
Cash	37,500
Prepaid expenses and other assets	50,460

Total Assets	282,437,238

LIABILITIES
Investment advisory fees payable (Note 3)	142,659
Audit fees payable	82,536
Administration and co-administration fees payable (Note 3)	43,840
Legal fees payable	22,378
Custodian fees payable	11,799
Printing fees payable	4,886
Directors’ fees and expenses payable (Note 3)	3,584
Accrued expenses and other payables	16,226

Total Liabilities	327,908

Net Assets	$282,109,330

NET ASSETS CONSIST OF:
Par value of common stock (Note 5)	$28,739
Paid-in capital in excess of par value of common stock	337,540,015
Overdistributed net investment income	(376,235)
Accumulated net realized loss on investments sold and foreign currency related transactions	(50,648,184)
Net unrealized depreciation on investments and foreign currency translation	(4,435,005)

Net Assets	$282,109,330

Net Asset Value, $282,109,330/28,739,389 Shares Outstanding	$9.82

See Accompanying Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2012	13

Consolidated Statement of Operations	First Opportunity Fund, Inc.
For the Six Months Ended September 30, 2012 (Unaudited)

INVESTMENT INCOME
Dividends from Unaffiliated Securities (net of foreign withholding taxes $82,253)	$1,413,487
Dividends from Affiliated Securities	92,554
Interest	49,023

Total Investment Income	1,555,064

EXPENSES
Investment advisory fee (Note 3)	1,030,652
Administration and co-administration fees (Note 3)	303,673
Directors’ fees and expenses (Note 3)	64,228
Audit fees	62,840
Legal fees	42,041
Printing fees	20,631
Custody fees	18,105
Transfer agency fees	16,716
Insurance expense	11,476
Other	14,326

Total Expenses before fee waiver	1,584,688
Less fees waived by investment advisor (Note 3)	(189,360)

Total Net Expenses	1,395,328

Net Investment Income	159,736

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Unaffiliated securities	(4,761,129)
Affiliated securities	(1,661,179)
Foreign currency related transactions	4,149

(6,418,159)

Net change in unrealized appreciation/depreciation of:
Investment securities	21,014,052
Translation of assets and liabilities denominated in foreign currencies	(11,301)

21,002,751

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	14,584,592

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,744,328

See Accompanying Notes to Consolidated Financial Statements.

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First Opportunity Fund, Inc.	Consolidated Statement of Changes in Net Assets

	For the Six Months Ended September 30, 2012 (Unaudited)	For the Year Ended March 31, 2012

OPERATIONS
Net investment income/(loss)	$159,736	$(147,973)
Net realized gain/(loss) on investments and foreign currency related transactions	(6,418,159)	13,876,502
Net change in unrealized appreciation/(depreciation) on investments, credit default swap contracts and foreign currency translation	21,002,751	(10,380,662)

Net Increase in Net Assets Resulting from Operations	14,744,328	3,347,867

NET ASSETS:
Beginning of period	267,365,002	264,017,135

End of period (including overdistributed net investment income of $(376,235) and $(535,971), respectively)	$282,109,330	$267,365,002

See Accompanying Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2012	15

Consolidated Statement of Cash Flows	First Opportunity Fund, Inc.
For the Six Months Ended September 30, 2012 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$14,744,328
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities	(42,895,009)
Proceeds from disposition of investment securities	22,715,557
Net sale of short-term investment securities	20,185,002
Decrease in dividends and interest receivable	42,418
Increase in prepaid expenses and other assets	(20,381)
Decrease in accounts payables and accrued expenses	(7,228)
Net change in unrealized appreciation on investments	(21,014,052)
Net realized loss from unaffiliated securities	4,761,129
Net realized loss from affiliated securities	1,661,179
Net realized gain on foreign currency transactions	(4,149)
NET CASH USED IN OPERATING ACTIVITIES	168,794

NET INCREASE IN CASH AND FOREIGN CURRENCY	168,794

CASH AND FOREIGN CURRENCY, BEGINNING BALANCE	$44,086
CASH AND FOREIGN CURRENCY, ENDING BALANCE	$212,880

See Accompanying Notes to Consolidated Financial Statements.

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Intentionally Left Blank

Consolidated Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value, beginning of period
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments

Total from Investment Operations

DISTRIBUTIONS:
Distributions paid from net investment income
Distributions paid from net realized capital gains

Total Distributions

Accretive/Dilutive Impact of Capital Share Transactions
Net asset value, end of period

Market price per share, end of period

Total Investment Return Based on Market Price(b)

RATIOS AND SUPPLEMENTAL DATA:

Ratio of operating expenses to average net assets excluding waiver

Ratio of operating expenses to average net assets including waiver

Ratio of net investment income/(loss) to average net assets excluding waiver

Ratio of net investment income/(loss) to average net assets including waiver

Portfolio turnover rate

Net assets, end of period (in 000’s)

Number of shares outstanding, end of period (in 000’s)

(a)	Based on average shares outstanding during the fiscal period.
(b)

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed for purposes of calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The calculation does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c)	Annualized.

See Accompanying Notes to Consolidated Financial Statements.

18	www.firstopportunityfund.com

First Opportunity Fund, Inc.

For the Six Months Ended September 30, 2012 (Unaudited)	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008
$9.30	$9.19	$8.16	$5.68	$10.18	$15.15

0.01(a)	(0.01)(a)	(0.02)(a)	0.01	0.17	0.18
0.51	0.12	1.05	2.50	(4.57)	(3.33)

0.52	0.11	1.03	2.51	(4.40)	(3.15)

–	–	–	(0.03)	(0.12)	(0.18)
–	–	–	–	(0.01)	(1.64)

–	–	–	(0.03)	(0.13)	(1.82)

–	–	–	–	0.03	–
$9.82	$9.30	$9.19	$8.16	$5.68	$10.18

$7.65	$7.05	$7.25	$7.04	$4.32	$9.04

8.51%	(2.76)%	2.98%	63.76%	(51.03)%	(25.85)%
1.19%(c)	1.18%	1.24%	1.64%	1.84%	1.57%
1.05%(c)	1.05%	N/A	N/A	N/A	N/A
(0.02)%(c)	(0.18)%	(0.19)%	(0.27)%	2.57%	1.34%
0.12%(c)	(0.06)%	N/A	N/A	N/A	N/A
9%	59%	97%	169%	64%	76%
$282,109	$267,365	$264,017	$234,572	$163,291	$297,133
28,739	28,739	28,739	28,739	28,739	29,201

Semi-Annual Report | September 30, 2012	19

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2012 (Unaudited)

NOTE 1. FUND ORGANIZATION

First Opportunity Fund, Inc. (the “Fund”) was incorporated in Maryland on March 3, 1986, as a closed-end, management investment company; registered under the Investment Company Act of 1940, as amended (the “1940 Act”). On October 14, 2008, the Fund changed its name from First Financial Fund, Inc. to First Opportunity Fund, Inc. The Fund is non-diversified and its primary investment objective is total return. The Fund trades over the counter under the trading symbol FOFI.

In seeking to achieve its investment objective, the Fund invests a significant portion of its investments (the “Hedge Fund Portfolio”) in private investment partnerships and similar investment vehicles, typically referred to as hedge funds (“Hedge Funds”). In addition, a portion of the Fund’s assets are invested primarily in equity securities issued by financial services companies (the “Legacy Portfolio”). Under the terms of a sub-advisory agreement, Wellington Management Company LLP (“Wellington” or the “Sub-Adviser”), currently serves as sub-adviser to the Fund and manages the Legacy Portfolio with a view toward holding and opportunistically liquidating the assets. As these assets are sold, the cash proceeds are available to Rocky Mountain Advisers, LLC (“RMA”) and Stewart Investment Advisers (“SIA”) (together, RMA and SIA are the “Advisers”) for investment in a wide range of securities which could include, among others, U.S. or foreign common stocks, debt instruments, preferred stocks, securities convertible into common stocks, cash, and cash equivalents (the “Advisers’ Portfolio”).

On October 3, 2011, the Fund effected a series of transactions; withdrawing from or transferring all of its interests in domestic Hedge Funds to offshore entities (the “Hedge Fund Restructuring”). As a result of these transactions, the Fund’s investments in Hedge Funds became either: 1) direct investments in offshore Hedge Funds substantially similar to the domestic Hedge Fund from which the Fund withdrew, or 2) indirect investments in the same domestic Hedge Fund through wholly-owned subsidiaries of the Fund organized in the Cayman Islands. The Hedge Fund Restructuring was effected to ensure the Fund’s continued compliance with Subchapter M of the Internal Revenue Code. Investments in offshore Hedge Funds and the use of offshore subsidiaries carry unique regulatory and tax risks that could exacerbate the risks already present in domestic Hedge Funds (see Note 2) and will subject the Fund to increased expenses and tax reporting obligations.

Stockholders should be aware that an investment in the Fund involves a high degree of risk, including the risk associated with investing in Hedge Funds. Please refer to additional discussion of these risks in Note 2.

As of September 30, 2012, the portion of the Fund under the direct management of the Advisers represented approximately 79.5% of the Fund’s net assets, including 33.0% of the Fund’s net assets in the Advisers’ Portfolio and 46.5% invested in Hedge Funds. The Legacy Portfolio, managed by the Sub-Adviser, represented approximately 20.5% of the net assets of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES AND SECURITIES VALUATION

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The most critical estimates reflected in the financial statements relate to securities whose fair values have been estimated by management in the absence of readily determinable fair values. Actual results could differ from those estimates.

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First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2012 (Unaudited)

Basis for Consolidation: The accompanying consolidated financial statements include the accounts of FOFI 1, Ltd. and FOFI 2, Ltd. (the “Subsidiaries”), each a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. FOFI 1, Ltd. invests in Bay Pond Partners, LP, and FOFI 2, Ltd. invests in J. Caird Partners, LP. The Fund may invest up to 25% of its total assets in the Subsidiaries. The aggregated net assets of the Subsidiaries at September 30, 2012 were $64,154,249 or 22.7% of the Fund’s consolidated total net assets. The Consolidated Portfolio of Investments includes positions of the Fund and of the Subsidiaries. The Subsidiaries price their portfolio investments pursuant to the same pricing and valuation methodologies used by the Fund.

Securities Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last quoted sales price from the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources.

The Fund’s board of directors (the “Board”) has delegated to the Pricing Committee the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Advisers or Sub-Adviser, does not represent fair value (“Fair Value Securities”). The Pricing Committee, which consists of at least one non-interested director and one senior officer of the Fund, in consultation with the Advisers’ or Sub-Adviser’s Valuation Committee, as appropriate, uses various valuation techniques that utilize both observable and unobservable inputs including tangible book value, zero, adjusted NAV, NAV, comparable company approach, comparable company approach less a 10% discount, greater of modified Black Scholes less a 10% discount or Intrinsic Value less 10% discount, book value, last trade, worthless, target event, and discounted cash flow models. In such circumstances, the Valuation Committee of the Advisers and Sub-Adviser are responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) recommending to the Pricing Committee and memorializing valuations for Fair Value Securities, and (iv) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The Pricing Committee reviews and makes a determination regarding each initial methodology recommendation and any subsequent methodology changes. All methodology recommendations and any changes are reviewed by the entire Board on a quarterly basis.

The Fund’s investments in Hedge Funds are valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the respective Hedge Fund managers according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the Pricing Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If a Hedge Fund does not report a value to the Fund on a timely basis, the fair value of such Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. As a practical matter, Hedge Fund valuations generally can be obtained from Hedge Fund managers on a weekly basis, as of close of business Thursday, but the frequency

Semi-Annual Report | September 30, 2012	21

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2012 (Unaudited)

and timing of receiving valuations for Hedge Fund investments is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

The consolidated financial statements include investments valued at $157,580,123 (55.86% of total net assets) as of September 30, 2012 whose fair values have been estimated by management in the absence of readily determinable fair values. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (the “NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical investments

Level 2 –	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2012 (Unaudited)

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund’s investments carried at value:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Domestic Common Stocks	$88,750,196	$6,187,029	$23,067,139	$118,004,364
Banks & Thrifts	21,995,947	737,819	9,716,721	32,450,487
Diversified Financial Services	12,297,824	956,764	2,778,668	16,033,256
Environmental Control	825,300	–	–	825,300
Healthcare Products & Services	6,325,938	–	–	6,325,938
Insurance	–	–	5,965,976	5,965,976
Mining	11,905,664	–	–	11,905,664
Mortgages & REITS	–	517,000	1,304,062	1,821,062
Oil & Gas	1,237,200	–	–	1,237,200
Pharmaceuticals	922,160	–	–	922,160
Pipelines	1,782,200	–	–	1,782,200
Registered Investment Companies (RICs)	1,060,830	–	–	1,060,830
Retail	738,000	–	–	738,000
Savings & Loans	13,894,184	3,975,446	3,301,712	21,171,342
Technology, Hardware & Equipment	13,373,229	–	–	13,373,229
Tobacco Products	2,391,720	–	–	2,391,720

Foreign Common Stocks	17,295,930	12	1,597,616	18,893,558
Banks & Thrifts	392,717	–	–	392,717
Food	1,134,928	–	–	1,134,928
Insurance	1,046,095	12	–	1,046,107
Iron/Steel	733,860	–	–	733,860
National Stock Exchange	–	–	1,597,616	1,597,616
Oil & Gas	1,260,920	–	–	1,260,920
Pharmaceuticals	9,810,031	–	–	9,810,031
Real Estate	2,917,379	–	–	2,917,379

Domestic Limited Partnerships	–	–	64,200,096	64,200,096
Foreign Limited Partnerships	–	–	66,754,472	66,754,472
Domestic Preferred Stocks	–	–	1,705,201	1,705,201
Domestic Rights and Warrants	–	255,599	–	255,599
Short Term Investments	12,227,356	–	–	12,227,356

TOTAL	$118,273,482	$6,442,640	$157,324,524	$282,040,646

The Fund evaluates transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. Financial assets were transferred from Level 1 to Level 2 since certain equity prices used a bid price from a data provider at the end of the period and a last quoted sales price from a data provider at the beginning of the period. Other financial assets were moved from Level 3 to Level 2 as observable inputs are available for purposes of valuing those assets.

Semi-Annual Report | September 30, 2012	23

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2012 (Unaudited)

Transfers into and out of Levels 1 and 2 at September 30, 2012 were as  follows:

	Level 1 – Quoted Prices		Level 2 – Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Domestic Common Stocks	$2,920,265	$(3,468,329)	$3,468,329	$(2,920,265)
TOTAL	$2,920,265	$(3,468,329)	$3,468,329	$(2,920,265)

The following is a reconciliation of assets in which significant unobservable inputs  (Level 3) were used in determining fair value:

Investments in Securities	Balance as of March 31, 2012	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of September 30, 2012	Net change in unrealized appreciation/ (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2012
Domestic Common Stocks	$21,124,331	$(1,000,000)	$3,062,808	$–	$(120,000)	$23,067,139	$2,175,888
Foreign Common Stocks	1,385,345	–	212,271	–	–	1,597,616	212,271
Domestic Limited Partnerships	65,842,570	–	(1,642,474)	–	–	64,200,096	(1,642,474)
Foreign Limited Partnerships	64,149,927	–	2,604,545	–	–	66,754,472	2,604,545
Domestic Preferred Stocks	1,713,829	–	(8,628)	–	–	1,705,201	(8,628)
Domestic Rights and Warrants	154,559	–	101,040	–	(255,599)	–	–
TOTAL	$154,370,561	$(1,000,000)	$4,329,562	$–	$(375,599)	$157,324,524	$3,341,602

Net change in unrealized appreciation/depreciation on Level 3 securities is included on the Consolidated Statement of Assets and Liabilities under Net unrealized depreciation on investments and foreign currency translation.

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First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2012 (Unaudited)

The table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2012:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value (USD)	Valuation Technique	Unobservable Inputs	Range
Domestic Common Stocks:

Banks & Thrifts:
	$7,853,886	Comparable Company Approach	Price to Tangible Book Value Multiple Tangible Book Value	0.26x - 1.433x
			Discount for lack of marketability	10%
	1,862,835	Tangible Book Value	Tangible Book Value

Diversified Financial Services:
	350,427	Adjusted NAV	Capital Balance
	–	Zero	Book Value
	1,198,041	Book Value	Book Value
	436,200	Comparable Company Approach	Price to Tangible Book Value Multiple	0.93x
			Tangible Book Value Discount for lack of marketability	10%
	794,000	Tangible Book Value	Tangible Book Value
	–	Worthless
	–	Zero

Insurance:
	5,965,976	Comparable Company Approach	Price to Tangible Book Value Multiple	0.85x
			Book Value Discount for lack of marketability	10%

Mortgages & REITS:
	86,647	Book Value	Book Value
	1,217,415	Target Event	Merger Consideration

Savings & Loans:
	3,115,412	Comparable Company Approach	Price to Tangible Book Value Multiple
			Tangible Book Value Discount for lack of marketability	10%

Semi-Annual Report | September 30, 2012	25

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2012 (Unaudited)

Fair Value (USD)	Valuation Technique	Unobservable Inputs	Range
$186,300	Comparable Company Approach less 10% discount	Price to Tangible Book Value Multiple Tangible Book Value Discount for lack of marketability	0.71x 10%
–	Worthless
–	Zero

Foreign Common Stocks:

National Stock Exchange:
	1,597,616	Comparable Company Approach	Price to Earnings Multiple Earnings Discount for lack of marketability	25.38x 10%
Domestic Limited Partnerships:
	64,200,096	Net Asset Value	Capital Balance
Foreign Limited Partnerships:
	66,754,472	Net Asset Value	Capital Balance
Domestic Preferred Stocks:
	1,705,201	Discounted Cash Flow	Yield Discount for lack of marketability	8.62% 150bps
Domestic Rights and Warrants:
	–	Zero	Bankruptcy

Level 3 securities consist of the Fund’s investments in Domestic and Foreign Limited Partnerships, Domestic Preferred Stocks, Domestic Rights and Warrants, and Domestic and Foreign Common Stocks in the following industries: Banks & Thrifts, Diversified Financial Services, Insurance, National Stock Exchange, Mortgages & REITS, and Savings & Loans.

The significant unobservable inputs used in fair value measurement of the Fund’s investments in Banks & Thrifts are price to tangible book value multiple, tangible book value, and discount for lack of marketability. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable inputs used in fair value measurement of the Fund’s investments in Diversified Financial Services are book value, price to tangible book value multiple, tangible book value, discount for lack of marketability and capital balance. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable inputs used in fair value measurement of the Fund’s investments in Insurance are price to tangible book value multiple, book value, and discount for lack of marketability. A change to the inputs of the formula may result in a change to the valuation.

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First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2012 (Unaudited)

The significant unobservable inputs used in fair value measurement of the Fund’s investments in Mortgages & REITS are book value and merger consideration. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable inputs used in fair value measurement of the Fund’s investments in Savings & Loans are price to tangible book value multiple, tangible book value and discount for lack of marketability. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable inputs used in fair value measurement of the Fund’s investments in National Stock Exchanges are price to earnings multiple, earnings, and discount for lack of marketability. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable input used in fair value measurement of the Fund’s investments in Domestic and Foreign Limited Partnerships is capital balance. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable inputs used in fair value measurement of the Fund’s investments in Domestic Preferred Stocks are yield and discount for lack of marketability. A change to the inputs of the formula may result in a change to the valuation.

The significant unobservable input used in fair value measurement of the Fund’s investments in Domestic Rights and Warrants is bankruptcy. A change to the inputs of the formula may result in a change to the valuation.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the interest method.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Semi-Annual Report | September 30, 2012	27

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2012 (Unaudited)

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund has highly concentrated positions in certain Hedge Funds and may take concentrated positions in other securities. Concentrating investments in a fewer number of securities (including investments in Hedge Funds) may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities. For example, the value of the Fund’s net assets will fluctuate significantly based on the fluctuation in the value of the Hedge Funds in which it invests. In addition, investments in Hedge Funds can be highly volatile and may subject investors to heightened risk and higher operating expenses than another closed-end fund with a different investment focus.

Hedge Fund Risk: The Fund invests a significant portion of its assets in Hedge Funds. The Fund’s investments in Hedge Funds are private entities that are not registered under the 1940 Act and have limited regulatory oversight and disclosure obligations. In addition, the Hedge Funds invest in and actively trade securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. These Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with Hedge Funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds with a different investment strategy.

Changes In Investment Policies: On May 3, 2010, stockholders approved eliminating the Fund’s fundamental concentration policy which previously required that the Fund invest at least 65% of its assets in financial services companies. As a result, the Fund may not invest more than 25% of its assets in any industry or group of industries (including financial services related industries). While the Advisers and the Sub-Adviser do not intend to invest more than 25% of the Fund’s assets in a single industry, the Fund does not look through its investments in the Hedge Funds, some of which have significant exposure to industries within the financial sector, to determine whether the Fund exceeds the 25% limit. As a result, the Fund may be indirectly concentrated in an industry or group of industries by virtue of the Fund’s investments in Hedge Funds.

Credit Default Swaps: The Fund may enter into credit default swap contracts for hedging purposes, to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund

28	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2012 (Unaudited)

would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, may be susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty. Credit default swaps are marked to market periodically using quotations from pricing services. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreement.

Counterparty Risk: Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, swaps or other transactions supported by another party’s credit will affect the value of those instruments. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience such changes in credit quality.

The Fund did not transact in credit default swaps during the six months ended September 30, 2012, nor were any outstanding as of September 30, 2012.

Derivative Risk: The Fund, as well as the Hedge Funds in which the Fund invests, may employ derivative instruments as a strategy to hedge its portfolio or enhance return. Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk.

Federal Income Taxes: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of subchapter M of the Internal Revenue Code by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Management has concluded there are no uncertain tax positions that require recognition of a tax liability. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statute of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended March 31, 2009, through March 31, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law and is effective for the Fund’s current fiscal year. The Modernization Act is the first major piece of legislation affecting regulated investment companies

Semi-Annual Report | September 30, 2012	29

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2012 (Unaudited)

(“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

•

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

•

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of paythrough income and gains.

•

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, thereby reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

NOTE 3. AGREEMENTS

RMA and SIA serve as co-advisers to the Fund, and make investment decisions on behalf of the Fund. Wellington serves as sub-adviser to the Fund.

According to the Advisory Agreements, RMA and SIA are paid an advisory fee, payable monthly, at an annual rate equal to 1.25% of the Fund’s average monthly total net assets plus leverage, if any (“Managed Assets”) (the “Advisory Fee”). However, RMA and SIA have agreed to waive their fees in an amount equal to up to 1.00% of the Fund’s assets invested in Wellington-affiliated Hedge Funds to offset any asset based fees (but not any performance-based fees) paid to Wellington with respect to the Hedge Fund investments. Additionally, effective December 1, 2011, RMA and SIA agreed to waive 0.10% of the Advisory Fee applied to the Advisers’ Portfolio such that the Advisory Fee will be calculated at the annual rate of 1.15% of Managed Assets in the Advisers’ Portfolio. The fee waiver agreement has a one-year term and is renewable annually. The waiver does not apply to the Hedge Fund Portfolio or to the Legacy Portfolio.

RMA is owned by the Susan L. Ciciora Trust (the “SLC Trust”), which is also a member of Evergreen Atlantic LLC, a Colorado limited liability company (“EALLC”), and is a stockholder of the Fund. SIA is owned by the Stewart West Indies Trust, which is also a member of EALLC. RMA and SIA are considered “affiliated persons,” as that term is defined the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). SIA receives a fee equal to 75% of the fees earned by the Advisers, and RMA receives 25% of the fees earned by the Advisers.

According to the Sub-Advisory Agreement, Wellington earns a sub-advisory fee, payable monthly by RMA and SIA, at an annual rate equal to 1.125% of the Fund’s month-end value of the Legacy Portfolio. Effective April 1, 2011, Wellington agreed to voluntarily waive its sub-advisory fees in excess of 0.625%, per annum. Under the terms of the Wellington fee waiver agreement, it is a condition to the waiver that the Advisers and the Fund expressly acknowledge that Wellington may unilaterally terminate the agreement if the Advisers do not pass through the economic benefit of this waiver to the Fund. Accordingly, the Advisers have voluntarily agreed to waive any

30	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2012 (Unaudited)

additional fees relating to the Legacy Portfolio to which the Advisers would otherwise be entitled by virtue of Wellington’s waiver.

The term of Wellington’s role as sub-adviser was for an initial two year period and is limited to managing, and if appropriate, opportunistically liquidating a portion of the Fund’s legacy holdings. On April 27, 2012, the Board renewed the Sub-Advisory Agreement for a term set to expire on December 31, 2012. Upon expiration of the Sub-Advisory Agreement on December 31, 2012, the Advisers expect to assume direct management of the Legacy Portfolio. As of January 1, 2013, the Advisers will receive an advisory fee equal to 1.15%, an increase on the Legacy Portfolio of 0.40% over that previously paid. As a result of the change in the advisory structure, Fund expenses are expected to increase.

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of Managed Assets up to $100 million and 0.15% of the Fund’s Managed Assets over $100 million. The equity owners of FAS are EALLC and the Lola Brown Trust No. 1B (the “Lola Trust”). The Lola Trust is a stockholder of the Fund, and the Lola Trust and EALLC are considered to be “affiliated persons” of the Fund and the Advisers, as that term is defined in the 1940 Act.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly (the “Co-Administration Fee”). Fees paid to ALPS are calculated based on combined assets of the Fund and the following affiliates of the Fund: Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., and The Denali Fund Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined average assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on assets up to $1 billion, an annualized fee of 0.03% on assets between $1 and $3 billion, and an annualized fee of 0.02% on assets above $3 billion. In connection with the Hedge Fund Restructuring, the Fund and the Fund’s wholly-owned Cayman Island subsidiaries entered into an additional Administration Agreement with ALPS to provide certain administrative services to the Cayman Island subsidiaries. Pursuant to the new Administration Agreement, the Fund pays ALPS through its subsidiaries a fee in addition to the Co-Administration Fee at the annual rate of $45,000, payable monthly.

The Fund pays each member of the Board (a “Director”) who is not a director, officer, employee, or affiliate of the Advisers or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. Each member of the Nominating Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian. As compensation for BNY Mellon’s services, the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses.

Computershare Trust Company, N.A. (“Computershare”) serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar. As compensation for Computershare’s services, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

Semi-Annual Report | September 30, 2012	31

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2012 (Unaudited)

NOTE 4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sale of securities for the six months ended September 30, 2012, excluding short-term investments, aggregated $42,895,009 and $22,694,028, respectively.

NOTE 5. CAPITAL

As of September 30, 2012, 50,000,000 shares of $0.001 par value common stock (the “Common Stock”) were authorized and 28,739,389 shares were issued and outstanding.

Transactions in Common Stock were as follows:

	For the Six Months Ended September 30, 2012	Year Ended March 31, 2012
Common Stock outstanding - beginning of period	28,739,389	28,739,389

Common Stock outstanding - end of period	28,739,389	28,739,389

NOTE 6. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time repurchase shares of the Fund in the open market at the option of the Board and upon such terms as the Board shall determine. For the six months ended September 30, 2012 and year ended March 31, 2012, the Fund did not repurchase any of its own shares.

NOTE 7. SIGNIFICANT STOCKHOLDERS

As of September 30, 2012, the Lola Trust and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 11,342,841 shares of Common Stock of the Fund, representing 39.5% of the total Common Stock outstanding.

NOTE 8. DISTRIBUTIONS AND TAX INFORMATION

The Fund paid no distributions during the six months ended September 30, 2012 and during the year ended March 31, 2012.

As of March 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$0

Accumulated Capital Gains / (Losses)	(47,368,387)

Unrealized Appreciation / (Depreciation)	(22,298,969)

Other Cumulative Effect of Timing Differences	(536,396)

TOTAL	$(70,203,752)

As of March 31, 2012, the Fund had unused capital loss carryovers of $5,215,767 expiring March 31, 2017 and $35,618,163 expiring March 31, 2018.

The Fund utilized capital loss carryovers in the prior fiscal year of $11,432,649.

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First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2012 (Unaudited)

The Fund has post October capital losses of $6,534,457 which it has elected to defer until the next fiscal year.

Investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes. The Fund has decreased over distributed net investment income by $171,722, increased accumulated capital gains by $2,424,514 and decreased paid-in-capital by $2,252,792 as of March 31, 2012. Included in the amounts reclassified was a net operating loss of $959,073. The reclassifications had no impact on net asset value.

On September 30, 2012, based on cost of $284,367,201 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $43,279,317 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $45,605,872. This resulted in net unrealized depreciation of $2,326,555.

NOTE 9. TRANSACTIONS WITH AFFILIATED COMPANIES

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Beginning Share Balance as of 4/1/12	Purchases	Sales	Ending Share Balance as of 9/30/12	Dividend Income	Realized Gains (Losses)	Value as of 9/30/12

Broadway Financial Corp.	96,980	–	4,600	92,380	$–	$(12,294)	$217,093

CCF Holding Co.	340,815	–	–	340,815	–	–	57,939

Hampshire First Bank	179,500	–	179,500	–	–	(1,648,885)	–

Perpetual Federal Savings Bank	165,930	–	–	165,930	54,757	–	2,364,502

Redwood Financial, Inc.	40,650	–	–	40,650	–	–	569,100

River Valley Bancorp	89,993	–	–	89,993	37,797	–	1,522,682

Third Century Bancorp	110,500	–	–	110,500	–	–	110,500

TOTAL					$92,554	$(1,661,179)	$4,841,816

Semi-Annual Report | September 30, 2012	33

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2012 (Unaudited)

NOTE 10. RESTRICTED SECURITIES

As of September 30, 2012, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of September 30, 2012 were as follows:

Description	Acquisition Date	Cost	Value	Value as Percentage of Net Assets
Affinity Financial Corp.	3/24/05	$1,000,000	$–	0.0%
Bay Pond Partners, LP	10/3/11	39,387,185	47,065,404	16.7%
Community Bank	2/12/08	912,100	6,782,400	2.4%
FC Holdings, Inc.	1/5/06	972,000	–	0.0%
First American International	11/29/05	1,052,050	834,097	0.3%
Florida Capital Group	8/23/06	2,203,175	1,933	0.0%
Forethought Financial Group, Inc. - Class A	11/13/09-9/30/10	4,066,780	5,965,976	2.1%
Highland Financial Partners, LP	10/18/06	4,558,950	–	0.0%
Iguazu Master Investors (Cayman), LP, an Iguazu Investors (Cayman), SPC share class	10/3/11	4,341,847	4,734,776	1.7%
Independence Financial Group, Inc.	9/13/04	480,000	436,200	0.2%
J. Caird Partners, LP	10/3/11	16,780,753	17,134,692	6.1%
Maiden Holdings, Ltd., Series C	1/15/09	1,600,000	1,705,201	0.6%
MidCountry Financial Corp.	10/22/04	4,654,500	3,115,412	1.1%
National Bancshares, Inc.	6/6/06	2,128,160	235,456	0.1%
North River Investors (Bermuda), LP, a Wellington Management Investors (Bermuda), Ltd. share class	10/3/11	16,605,291	15,339,448	5.4%
NSE India, Ltd.	4/30/10	1,517,269	1,597,616	0.6%
Ocwen Structured Investments, LLC	3/20/07-8/27/07	1,399,433	350,427	0.1%
Privee, LLC	11/17/04	2,362,500	–	0.0%
South Street Securities Holdings, Inc.	12/8/03	2,500,000	794,000	0.3%
Square 1 Financial, Inc.	5/3/05	3,029,000	1,862,835	0.6%
Tiptree Financial	6/4/07-7/10/09	2,058,848	1,198,041	0.4%
Verde Realty	2/16/07	2,900,700	1,217,415	0.4%

34	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2012 (Unaudited)

Description	Acquisition Date	Cost	Value	Value as Percentage of Net Assets

Wolf Creek Investors (Bermuda), LP, a Wellington Management Investors (Bermuda), Ltd. share class	10/3/11	$40,043,650	$46,680,248	16.6%

		$156,554,191	$157,051,577	55.7%

NOTE 11. INVESTMENTS IN LIMITED PARTNERSHIPS

As of September 30, 2012, the Fund held investments in limited partnerships. The Fund’s investments in the limited partnerships are reported on the Consolidated Portfolio of Investments under the sections titled Domestic Limited Partnerships and Foreign Limited Partnerships.

Since the investments in limited partnerships are not publicly traded, the Fund’s ability to make withdrawals from its investments in the limited partnerships is subject to certain restrictions which vary for each respective limited partnership. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the respective limited partnership, or limited withdrawals allowable only during specified times during the year. In certain circumstances a limited partner may not make withdrawals that occur less than one year following the date of admission to the partnership. The following table summarizes the Fund’s investments in limited partnerships as of September 30, 2012.

Description	% of Net Assets as of 9/30/12	Value as of 9/30/12	Net Unrealized Gain/(Loss) as of 9/30/12	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Bay Pond Partners, LP	16.7%	$47,065,404	$7,678,219	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	June 30 or Dec 31 upon 45 days’ notice
Iguazu Master Investors (Cayman), LP, an Iguazu Investors (Cayman), SPC share class	1.7%	4,734,776	392,929	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice
J. Caird Partners, LP	6.1%	17,134,692	353,939	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice

Semi-Annual Report | September 30, 2012	35

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2012 (Unaudited)

Description	% of Net Assets as of 9/30/12	Value as of 9/30/12	Net Unrealized Gain/(Loss) as of 9/30/12	Mgmt fees	Incentive fees	Redemption Period/ Frequency

North River Investors (Bermuda), LP, a Wellington Management Investors (Bermuda), Ltd. share class	5.4%	$15,339,448	$(1,265,843)	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice

Wolf Creek Investors (Bermuda), LP, a Wellington Management Investors (Bermuda), Ltd. share class	16.6%	46,680,248	6,636,598	Annual rate of 1% of net assets	20% of net profits at the end of the fiscal year	At the end of each calendar quarter upon 45 days’ notice

Total	46.5%	$130,954,568	$13,795,842

The Fund did not have any outstanding unfunded commitments as of September 30, 2012.

NOTE 12. SUBSEQUENT EVENTS

Advisory Fee Waiver. Effective December 1, 2012, RMA and SIA agreed to waive 0.10% of the Advisory Fee applied to the Advisers’ Portfolio such that the Advisory Fee will be calculated at the annual rate of 1.15% of Managed Assets in the Advisers’ Portfolio. The fee waiver agreement has a one-year term and is renewable annually. The waiver does not apply to the Hedge Fund Portfolio or to the Legacy Portfolio, as long as Wellington serves as Sub-Adviser.

36	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Additional Information
September 30, 2012 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) on the Fund’s website located at http://www.firstopportunityfund.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available on the Fund’s website located at http://www.firstopportunityfund.com, on the SEC’s website at www.sec.gov, or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.firstopportunityfund.com.

Privacy Statement. Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and

Semi-Annual Report | September 30, 2012	37

Additional Information	First Opportunity Fund, Inc.
September 30, 2012 (Unaudited)

that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

38	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Summary of Dividend Reinvestment Plan
September 30, 2012 (Unaudited)

Stockholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (the “shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Stockholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent, unless the Fund declares a distribution payable in shares, absent a stockholder’s specific election to receive cash.

Computershare Trust Company, N.A. (the “Plan Agent”) serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in shares valued at the market price determined as of the time of purchase (generally, following the payment date of a dividend or distribution); or if (2) the market price of shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distributions payable only in cash and the net asset value exceeds the market price of shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares on the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan Agent will halt open-market purchases of the Fund’s shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly issued shares. The Fund will not issue shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchase in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions. The Fund reserves the right to amend or terminate the Plan upon 90 Days’ written notice to stockholders of the Fund. Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole shares and cash for fractional shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43011, Providence,
RI 02940-3011.

Semi-Annual Report | September 30, 2012	39

Board of Directors’ Approval of the Investment Sub-Advisory Agreement	First Opportunity Fund, Inc.
September 30, 2012 (Unaudited)

The Sub-Adviser has entered into a Sub-Advisory Agreement with the Fund (the “Sub-Advisory Agreement”) pursuant to which the Sub-Adviser is responsible for managing a portion of the Fund’s assets that are invested primarily in equity securities issued by financial services companies (the “Legacy Portfolio”) in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of 1940 Act (the “Independent Directors”), annually approve the terms of the Sub-Advisory Agreement. At a regularly scheduled meeting held on April 27, 2012, the Board, by a unanimous vote the Directors (including a separate vote of the Independent Directors), approved the renewal of the Sub-Advisory Agreement through December 31, 2012.

Factors Considered

Generally, the Board considered a number of factors in renewing the Sub-Advisory Agreement including, among other things, (i) the nature, extent and quality of services to be furnished by the Sub-Adviser to the Fund; (ii) the investment performance of the Legacy Portfolio compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies (the “Peer Group”); (iii) the advisory fees and other expenses paid by to the Sub-Adviser compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Sub-Adviser of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized if the Legacy Portfolio grows and whether fee levels reflect any economies of scale; (vi) support of the Sub-Adviser by the Fund’s principal stockholders; and (vii) the historical relationship between the Fund and the Sub-Adviser. The Board also reviewed the ability of the Sub-Adviser to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Sub-Adviser.

Deliberative Process

To assist the Board in its evaluation of the quality of the Sub-Adviser’s services and the reasonableness of the Sub-Adviser’s fees under the Sub-Advisory Agreement, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Sub-Adviser’s investment services under the Sub-Advisory Agreement. These materials included reports and presentations from the Sub-Adviser that described, among other things, the Sub-Adviser’s organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative advisory fees, and compliance policies and procedures. The Board also considered information received from the Sub-Adviser throughout the year, including investment performance and returns as well as stock price, net asset value and expense ratio reports for the Fund.

In advance of the April 27, 2012 Board meeting, the Independent Directors held a special telephonic meeting with counsel to the Fund and to the Independent Directors. The principal purpose of the meetings was to discuss the renewal of the Sub-Advisory Agreement and to review the materials provided to the Board by the Sub-Adviser in connection with the annual review process. The Board held additional discussions at the April 27, 2012 Board meeting, which included

40	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Board of Directors’ Approval of the Investment Sub-Advisory Agreement
September 30, 2012 (Unaudited)

a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Sub-Adviser were present.

The information below summarizes the Board’s considerations in connection with its approval of the Sub-Advisory Agreement. In deciding to approve the Sub-Advisory Agreement, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Sub-Adviser under the Sub-Advisory Agreement. The Sub-Adviser’s most recent investment adviser registration form on the SEC’s Form ADV was provided to the Board, as were the responses of the Sub-Adviser to information requests submitted to the Sub-Adviser by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Sub-Adviser’s key portfolio management and operational personnel and the amount of attention devoted to the Legacy Portfolio by the Sub-Adviser’s portfolio management personnel. The Board was satisfied that the Sub-Adviser’s investment personnel would devote an adequate portion of their time and attention to the success of the Legacy Portfolio and its investment strategy. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Sub-Adviser, and that the Sub-Adviser possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Legacy Portfolio since the Sub-Adviser was engaged by the Fund on June 1, 2010, as compared to both relevant indices and the performance of the Peer Group. The Board noted that based on its net asset value performance as of March 31, 2012, the Legacy Portfolio outperformed the Standard & Poor’s 500 Index, the Fund’s primary relevant benchmark, and the SNL All Daily Thrift Index and MSCI Finance ex Real Estate Index since June 1, 2010. The Board noted that the Legacy Portfolio outperformed its Peer Group average for the period June 1, 2010 to March 31, 2012. The Board was satisfied that the Sub-Adviser was appropriately focused on the investment performance of the Legacy Portfolio.

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Sub-Adviser, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including the advisory and sub-advisory fees and investment-related expenses. The Board noted that the sub-advisory fee is in the range of advisory fees for funds in the Peer Group and is comparable to the fees earned by the Sub-Adviser on other portfolios managed by the Sub-Adviser. The Board also noted that, commencing April 1, 2011, the Sub-Adviser had voluntarily agreed to waive its advisory fees in excess of 0.625% per annum of the average net assets in the Legacy Portfolio, and that these waivers had been passed through directly to Fund stockholders.

Semi-Annual Report | September 30, 2012	41

Board of Directors’ Approval of the Investment Sub-Advisory Agreement	First Opportunity Fund, Inc.
September 30, 2012 (Unaudited)

The Board also obtained detailed information regarding the overall profitability of the Sub-Adviser. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Sub-Adviser from its relationship to the Fund. In particular, the Board reviewed the costs incurred by the Sub-Adviser in providing services to the Fund. Based on its analysis of this information, the Board determined that the overall level of profits earned by the Sub-Adviser does not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services rendered by the Sub-Adviser.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Legacy Portfolio, whether the Fund has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to the Fund’s assets and any economies of scale that may exist. The Board noted that one of the principal objectives of the Sub-Adviser is to liquidate the Legacy Portfolio and generally not make new investments. Accordingly, the Board concluded that economies of scale in managing the Legacy Portfolio were unlikely and that it was not necessary to include breakpoints in the advisory fee schedule.

Stockholder Support and Historical Relationship with the Fund

The Board also weighed the views of the Fund’s largest stockholders, which are affiliated with the family of Mr. Stewart R. Horejsi. As of March 31, 2012, the Lola Trust and other entities affiliated with the Horejsi family held approximately 39.3% of the Fund’s outstanding shares of Common Stock. The Board understood from Mr. Horejsi that these stockholders were supportive of the Sub-Adviser and the renewal of the Sub-Advisory Agreement.

Approval

The Board based its decision to approve the renewal of the Sub-Advisory Agreement on a careful analysis, in consultation with independent counsel, of the above factors as well as other factors. In approving the Sub-Advisory Agreement, the Board concluded that the terms of the Fund’s investment advisory agreements are reasonable and fair and that renewal of the Sub-Advisory Agreement is in the best interests of the Fund and its stockholders.

42	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes

Notes	First Opportunity Fund, Inc.

Directors	Richard I. Barr
Susan L. Ciciora
Dean L. Jacobson
Joel W. Looney
Steven K. Norgaard

Co-Investment Advisers	Stewart Investment Advisers
Rocky Mountain Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Sub-Adviser	Wellington Management Company, LLP
280 Congress Street
Boston, MA 02110

Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent	Computershare Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Independent Registered	Deloitte & Touche LLP
Public Accounting Firm	555 17th Street, Suite 3600
Denver, CO 80202

Legal Counsel	Paul Hastings LLP
515 South Flower Street, 25th Floor
Los Angeles, CA 90071-2228

“First Opportunity Fund” is a proprietary trademark of First Opportunity Fund, Inc. Used by permission. © 2012; all rights reserved.

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Opportunity Fund, Inc. 2344 Spruce Street, Suite A | Boulder, CO 80302

If you have questions regarding shares held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent and Shareholder Servicing Agent - Computershare Trust Company, N.A. at: P.O. Box 43011 | Providence, RI 02940-3011 | (800) 451-6788

www.firstopportunityfund.com

The Fund’s CUSIP number is: 33587T108

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by

Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i)CERT and 99.302(ii)CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FIRST OPPORTUNITY FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	December 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	December 6, 2012

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary (Principal Financial Officer)

Date:	December 6, 2012